SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2005
LAYNE CHRISTENSEN COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	0-20578	48-0920712

(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)
1900 Shawnee Mission Parkway
Mission Woods, Kansas 66205
(Address of Principal Executive Offices)

(913) 362-0510
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CF$240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

SECTION 2 — FINANCIAL INFORMATION
ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     IN ACCORDANCE WITH GENERAL INSTRUCTION B.2 OF FORM 8-K, THE INFORMATION CONTAINED IN THIS CURRENT REPORT, INCLUDING THE EXHIBIT ATTACHED HERETO, SHALL NOT BE DEEMED “FILED” FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, EXCEPT AS OTHERWISE EXPRESSLY STATED IN SUCH FILING.
     On December 6, 2005, Layne Christensen Company issued a press release reporting earnings and other financial results for its third quarter ended October 31, 2005. A copy of the Press Release is attached as Exhibit 99.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

99 Press Release issued by Layne Christensen Company, dated December 6, 2005.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAYNE CHRISTENSEN COMPANY
Date: December 6, 2005	By:	/s/ A. B. Schmitt
		Name:	Andrew B. Schmitt
		Title:	President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99	Press Release issued by Layne Christensen Company, dated December 6, 2005.